TILSON INVESTMENT TRUST

TILSON FOCUS FUND
TILSON DIVIDEND FUND

SUPPLEMENT
Dated April 17, 2012

This Supplement updates certain information contained in the currently effective statutory Prospectus, dated February 29, 2012 (the “Prospectus”) for the Tilson Focus Fund and the Tilson Dividend Fund, each a series of the Tilson Investment Trust (the “Trust”).  This Supplement also updates certain information contained in the currently effective Tilson Focus Fund Summary Prospectus, dated February 29, 2012, as Amended March 6, 2012 (the “Focus Summary Prospectus”), and the Tilson Dividend Fund Summary Prospectus, dated February 29, 2012 (the “Dividend Summary Prospectus”).  You may obtain an additional copy of the Prospectus, the Focus Summary Prospectus, or the Dividend Summary Prospectus, as supplemented, free of charge, at 1-888-4Tilson (1-888-484-5766).

The Prospectus, Focus Summary Prospectus, and Dividend Summary Prospectus are being revised to reflect “Acquired Fund Fees and Expenses” in the fee table for the Tilson Focus Fund and the Tilson Dividend Fund as set forth below.

TILSON FOCUS FUND

The following replaces, in their entirety, the sections of the Prospectus and Focus Summary Prospectus entitled “Tilson Focus Fund - Fees and Expenses of the Fund” and “Tilson Focus Fund - Example”, beginning on page 2 of the Prospectus and page 1 of the Focus Summary Prospectus.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Focus Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	2.00%1

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.22%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses2	2.41%
Fee Waivers and/or Expense Reimbursements3	(0.73%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements2, 3	1.68%

1 The redemption fee is charged upon any redemption of Fund shares occurring within one year after purchase.

2 “Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

3 The Advisor has entered into an Expense Limitation Agreement with the Focus Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 0.45% of the average daily net assets of the Fund for the period ending March 31, 2013.  The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Trust’s Board of Trustees.

Example.  This example is intended to help you compare the cost of investing in the Focus Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Focus Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Focus Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$171	$682	$1,219	$2,687

TILSON DIVIDEND FUND

The following replaces, in their entirety, the sections of the Prospectus and Dividend Summary Prospectus entitled “Tilson Dividend Fund - Fees and Expenses of the Fund” and “Tilson Dividend Fund - Example”, beginning on page 6 of the Prospectus and page 1 of the Dividend Summary Prospectus.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	2.00%1

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.55%
Acquired Fund Fees and Expenses	0.15%
Total Annual Fund Operating Expenses2	2.20%
Fee Waivers and/or Expense Reimbursements3	(0.10%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements2, 3	2.10%

1 The redemption fee is charged upon any redemption of Fund shares occurring within one year after purchase.

2 “Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

3 The Advisor has entered into an Expense Limitation Agreement with the Dividend Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory fees paid to the Advisor, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to not more than 0.45% of the average daily net assets of the Fund for the period ending March 31, 2013.  The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Trust’s Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Dividend Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Dividend Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$213	$678	$1,170	$2,523

Investors Should Retain this Supplement for Future Reference